UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 31, 2012

Access Plans, Inc.

(Exact name of registrant as specified in its charter)

OKLAHOMA	000-30099	27-1846323
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

900 36th Avenue NW, Suite 105, Norman, OK 73072

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (405) 579-8525

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Introductory Note

On May 31, 2012, Access Plans, Inc. (the “Company” or “Access Plans”) and Affinity Insurance Services, Inc. (“Affinity”) completed the previously announced merger of Atlas Acquisition Corp., an Oklahoma corporation and wholly-owned subsidiary of Affinity (“Merger Sub”), with and into the Company pursuant to the Agreement and Plan of Merger, dated as of February 24, 2012 (as amended, the “Merger Agreement”), among Affinity, Merger Sub, Mark R. Kidd, as the Shareholders’ Representative, and the Company. Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and a wholly owned subsidiary of Affinity (the “Surviving Corporation”). The Merger became effective on May 31, 2012 at 11:59 p.m. Central time (the “Effective Time”).

Item 2.01. Completion of Acquisition or Disposition of Assets.

At the Effective Time, each share of common stock, par value $0.0001 per share, of Access Plans (“Access Plans Common Stock”) outstanding immediately prior to the Effective Time (other than shares of Access Plans Common Stock held by Access Plans or its subsidiaries, or shares of Access Plans Common Stock held by Affinity or any of its subsidiaries) was converted into the right to receive $3.28 in cash (the “Per Share Merger Consideration”). The Per Share Merger Consideration was determined in accordance with the provisions of the Merger Agreement.

In connection with the Merger, each outstanding Access Plans stock option award, whether vested or unvested, was cancelled at the Effective Time and converted into the right to receive the Per Share Merger Consideration, reduced by the exercise price of the option award.

The foregoing description of the Merger Agreement and the transactions thereunder, including the Merger, is not complete and is qualified in its entirety by reference to the Merger Agreement, which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 27, 2012, and the First Amendment to the Agreement and Plan of Merger, dated as of May 18, 2012, among Affinity, Merger Sub, the Company and Mark R. Kidd, as the Shareholders’ Representative, which was attached as Exhibit 1.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 22, 2012, each of which is incorporated herein by reference.

The Merger Agreement has been referenced in this communication to provide investors and shareholders with information regarding its terms. It is not intended to provide any other factual information about the Company, Affinity or Merger Sub. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Affinity or Merger Sub or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The information in Item 5.01 is incorporated herein by reference.

Item 3.03. Material Modification of Rights of Security Holders.

Pursuant to the terms of the Merger Agreement, at the Effective Time, each share of Access Plans Common Stock issued and outstanding immediately prior to the Effective Time (other than shares of Access Plans Common Stock held by Access Plans or its subsidiaries, or shares of Access Plans Common Stock held by Affinity or any of its subsidiaries) was converted into the right to receive the Per Share Merger Consideration.

At the Effective Time, holders of shares of Access Plans Common Stock ceased to have any rights as shareholders in the Company, other than the right to receive the Per Share Merger Consideration in accordance with the Merger Agreement.

The information in Item 2.01 is incorporated herein by reference.

5.01 Change in Control of Registrant.

As a result of the consummation of the Merger, a change of control of the Company occurred and the Company became a wholly owned subsidiary of Affinity. Affinity paid the aggregate merger consideration using cash on hand.

The information under Items 2.01 and 3.03 is incorporated herein by reference.

5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the directors and officers of Merger Sub immediately prior to the Effective Time became the directors and officers of the Surviving Corporation. As a result, each of Danny C. Wright, Brett Wimberley, Russell Cleveland, Larry G. Gerdes, John Simonelli, J. French Hill, and Mark R. Kidd, who constituted the Board of Directors of the Company immediately prior to the Effective Time, ceased to be a member of the Board of Directors of the Company and any committees of the Company’s Board of Directors of which they were members, and each of Danny Wright, Brett Wimberley, Bradley Denison, Rita McKeown, Susan Matthews, and David Huguelet, ceased to be an officer of the Company, in each case, effective as of the Effective Time.

5.03 Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year

Pursuant to the terms of the Merger Agreement, at the Effective Time, the Articles of Incorporation of the Company were amended to delete Article Fourteenth in its entirety and to amend Article Fourth in its entirety to read as follows:

“The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 1,000 shares of Common Stock, $0.0001 par value.”

Pursuant to the terms of the Merger Agreement, at the Effective Time, the bylaws of Merger Sub as in effect immediately prior to the Effective Time became the bylaws of the Surviving Corporation.

Item 8.01 Other Events.

On June 1, 2012, Affinity issued a press release announcing the completion of the Merger and the other transactions contemplated in the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits

2.1	Agreement and Plan of Merger, dated as of February 24, 2012, among Affinity Insurance Services, Inc., Atlas Acquisition Corp., Access Plans, Inc. and Mark R. Kidd, as representative of the shareholders of Access Plans, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 27, 2012)

2.2	First Amendment to the Agreement and Plan of Merger, dated as of May 18, 2012, among Affinity Insurance Services, Inc., Atlas Acquisition Corp., Access Plans, Inc. and Mark R. Kidd, as representative of the shareholders of Access Plans, Inc. (incorporated by reference to Exhibit 1.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 22, 2012)

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCESS PLANS, INC. (Registrant)

Date: June 1, 2012	By:	/s/ Ram Padmanabhan
Name: Ram Padmanabhan
Title: Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of February 24, 2012, among Affinity Insurance Services, Inc., Atlas Acquisition Corp., Access Plans, Inc. and Mark R. Kidd, as representative of the shareholders of Access Plans, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 27, 2012)

2.2	First Amendment to the Agreement and Plan of Merger, dated as of May 18, 2012, among Affinity Insurance Services, Inc., Atlas Acquisition Corp., Access Plans, Inc. and Mark R. Kidd, as representative of the shareholders of Access Plans, Inc. (incorporated by reference to Exhibit 1.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 22, 2012)

99.1	Press Release